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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported)    September 6, 1996
                                                     -------------------------

                                Safety 1st, Inc.
- ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

      0-21404                                         04-2836423
- ---------------------                     ------------------------------------
(Commission File No.)                     (I.R.S. Employer Identification No.)

              210 Boylston St., Chestnut Hill, Massachusetts 02167
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            (Address of Principal Executive Offices)     (Zip Code)

                                 (617) 964-7744
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
- ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 5.  OTHER EVENTS
         ------------

      The Company has entered into a Second Amendment to Forbearance Agreement with its lenders, by which the lenders have agreed to extend the Forbearance Termination Date (as defined in the Agreement) from September 6, 1996 until September 20, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

      (c)   The following Exhibit is filed as part of this Report.

            Exhibit      Description
            -------      -----------

            10.1 Second Amendment to Forbearance Agreement among Fleet National Bank, The First National Bank of Boston and U.S. Trust and Safety 1st, Inc., et al.















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        Safety 1st, Inc.
                                                 -----------------------------
                                                         (Registrant)



Date  September 18, 1996                      By /s/ Michael Lerner
    ------------------------                     -----------------------------
                                                 Michael Lerner, President
                                                 Chief Executive Officer














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                                  EXHIBIT INDEX


Exhibit     Description                                                  Page
- -------     -----------                                                  ----

10.1        Second Amendment to Forbearance Agreement among                6
            Fleet National Bank, The First National Bank of Boston and U.S. Trust and Safety 1st, Inc., et al.
































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